                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

                       DATE OF REPORT: September 16, 1998

                              --------------------

                       SUN TELEVISION AND APPLIANCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              --------------------

      Ohio                           0-19269                    31-1178151
- ----------------              ---------------------       ----------------------
(STATE OR OTHER               (COMMISSION FILE NO.)       (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)

                              --------------------

                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
        INCLUDING AREA CODE OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              --------------------

                                 Not Applicable
             (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

                              --------------------

ITEM  2.          BANKRUPTCY OR RECEIVERSHIP

         On September 16, 1998, Sun Television and Appliances, Inc. and its subsidiary Sun TV and Appliances, Inc. (collectively, "Sun TV") filed voluntary petitions under Chapter 11 of the United States Bankruptcy Code, Case No. 98-2107 (MFW) in the United States Bankruptcy Court for the District of Delaware, Judge Mary F. Walrath presiding. Sun TV, as Debtors-in Possession, will continue to operate and manage their affairs and attempt to restructure their financial obligations.

         A copy of the press release issued by Sun TV on September 16, 1998, reporting the Chapter 11 filings and related matters, is filed herewith as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

             Exhibit No.                        Description

                99.1 News Release of Sun Television and Appliances, Inc. dated September 16, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUN TELEVISION AND APPLIANCES, INC.


Date:    September 25, 1998                    By:  /s/ Dennis L. May
                                                   -----------------------------
                                                     Dennis L. May, President

                                  EXHIBIT INDEX
                        SUN TELEVISION & APPLIANCES, INC.
                                    FORM 8-K

             Exhibit No.       Description

                99.1 News Release of Sun Television and Appliances, Inc. dated September 16, 1998.